UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 2, 2023

Clever Leaves Holdings Inc.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-39820	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Bodega 19-B Parque Industrial Tibitoc P.H, Tocancipá - Cundinamarca, Colombia	Not Applicable
(Address of principal executive offices)	(Zip Code)

(561) 634-7430
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares without par value	CLVR	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one common share at an exercise price of $11.50	CLVRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, at the annual meeting of shareholders of Clever Leaves Holdings Inc. (“Clever Leaves” or, the “Company”) held on June 2, 2023 (the “Annual Meeting”), Clever Leaves’ shareholders approved an amendment (the “Plan Amendment”) to the Company’s 2020 Incentive Award Plan (the “2020 Plan”). The board of directors of Clever Leaves had previously approved the amendment of the 2020 Plan on April 18, 2023, subject to shareholder approval (the 2020 Plan as so amended, the “Amended 2020 Plan”). The amendment increases the total number of common shares that may be delivered pursuant to awards granted under the 2020 Plan by 5,575,000 shares and imposes a minimum vesting period of one year on awards granted under the 2020 Plan (subject to certain specified exceptions).

A more detailed description of the 2020 Plan and the Plan Amendment was set forth in the Company’s definitive proxy statement on Schedule 14A, which was filed with the Securities and Exchange Commission on April 18, 2023 (the “Proxy Statement”), under the heading “Proposal 3: Amendment to the Company’s 2020 Incentive Award Plan” and is incorporated herein by reference. The foregoing summary and the summary set forth in the Proxy Statement do not purport to be a complete description of the 2020 Plan. They are qualified in their entirety by reference to the text of the 2020 Plan and the Plan Amendment, which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively.

Item 5.07. Submission of Matters to a Vote of Security Holders

As described above, the Company held the Annual Meeting on June 2, 2023. The following is a brief description of each proposal voted upon at the Annual Meeting and the final voting results for each such proposal. For more information about these proposals, please refer to the Proxy Statement.

Proposal 1: Election of Directors

The director nominees listed below were elected to serve on the Company’s Board of Directors for a term of one year. The results of the vote were as follows:

Name of Nominee	For	Withhold	Broker Non-Votes
Andrés Fajardo	13,303,438	275,562	9,976,652

Elisabeth DeMarse	8,376,120	5,202,880	9,976,652

Gary M. Julien	8,616,668	4,962,332	9,976,652

George J. Schultze	13,318,417	260,583	9,976,652

William Muecke	13,104,644	474,356	9,976,652

Proposal 2: Appointment of the Company’s Independent Registered Public Accounting Firm

The shareholders have appointed Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
23,351,991	80,449	123,212	0

Proposal 3: An Amendment to the Company’s 2020 Incentive Award Plan

The shareholders approved an amendment to the Company’s 2020 Incentive Award Plan. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
8,986,320	4,535,154	57,526	9,976,652

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Clever Leaves Holdings Inc. 2020 Incentive Award Plan (incorporated by reference to Exhibit 10.37 to the Registration Statement on Form S-1 (File No. 333-252241) filed with the Commission by the Registrant on January 20, 2021).
10.2	Clever Leaves Holdings Inc. Amendment to the 2020 Incentive Award Plan
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clever Leaves Holdings Inc.

By:	/s/ Marta Pinto Leite
	Name:	Marta Pinto Leite
	Title:	General Counsel and Corporate Secretary

Date: June 2, 2023

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